UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2006

PMA Capital Corporation
______________
(Exact name of Registrant as specified in its charter)

Pennsylvania	000-22761	22-2217932
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Sentry Parkway Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 665-5046

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 24, 2006, Pennsylvania Manufacturers’ Association Insurance Company and Manufacturers Alliance Insurance Company (together, “PMA”), each subsidiaries of PMA Capital Corporation (the “Registrant”) entered into a Managing General Agent Agreement (the “Agreement”) with Midwest General Insurance Agency (“Midwest”). The Agreement, which is effective commencing September 1, 2006, will permit Midwest to underwrite workers’ compensation policies in California utilizing PMA’s filed workers’ compensation forms and rates.

Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company do business under the name “The PMA Insurance Group”.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1     The PMA Insurance Group News Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PMA Capital Corporation

August 28, 2006	By:	/s/ Joseph W. La Barge
	Name:	Joseph W. La Barge
	Title:	Assistant Vice President and Assistant General Counsel

Exhibit Index

Exhibit	No.

The PMA Insurance Group News Release	99.1